The AAL Mutual Funds

Supplement to Prospectus dated June 27, 2003

Small Cap Stock Fund

Christopher J. Serra, CFA will serve as portfolio manager of the Small Cap Stock Fund. Mr. Serra also serves as portfolio manager of the Thrivent Small Cap Stock Portfolio a series of an affiliated mutual fund group. Mr. Serra has served as the portfolio manager to the Small Cap Value Fund and Small Cap Value Portfolio from 2001 to 2004. From 1999 to 2001 Mr. Serra was the assistant portfolio manager of The AAL Small Cap Stock Fund. From 1998 to 1999 Mr. Serra served as senior equity analyst for Thrivent Investment Mgt.

Mid Cap Stock Fund

Brian J. Flanagan, CFA and John E. Hintz, CFA will serve as portfolio co-managers of the Mid Cap Stock Fund.

Brian J. Flanagan, CFA will serve as portfolio co-manager of the Mid Cap Stock Fund. Mr. Flanagan has served as the portfolio co-manager of the Technology Stock Fund since 2000. Mr. Flanagan also serves as portfolio manager of the Thrivent Technology Stock Portfolio, Technology Stock Portfolio, and the Mid Cap Stock Portfolio each a series of an affiliated mutual fund group. Mr. Flanagan has been with Thrivent Investment Mgt. since 1996.

John E. Hintz, CFA will serve as portfolio co-manager of the Mid Cap Stock Fund. Mr. Hintz also co-manages the Mid Cap Stock Portfolio as series of an affiliated mutual fund group. Mr. Hintz has served as Director of Research with Thrivent Investment Mgt. since 2001. Mr. Hintz was an Equity Analyst from 1997 to 2001.

The date of this Supplement is February 13, 2004.

Please include this Supplement with your Prospectus.